================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 17, 2001
                        (Date of earliest event reported)



                         CARDINAL FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      0-24557                   54-1874630
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

          10555 Main Street, Suite 500
               Fairfax, Virginia                                    22030
    (Address of Principal Executive Offices)                      (Zip Code)


               Registrant's telephone number, including area code:
                                 (703) 934-9200



================================================================================

Item 5.      Other Information.

         Cardinal Financial Corporation (the "Company") posted on its web site a letter to shareholders, dated August 17, 2001. A copy of the letter is attached hereto as Exhibit 99.1.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             Exhibit No.               Description
             -----------               -----------

                99.1 Letter to shareholders, dated August 17, 2001, posted on the Company's web site.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CARDINAL FINANCIAL CORPORATION



Dated:  August 29, 2001                     By: /s/ Janet A. Valentine
                                                --------------------------------
                                                Janet A. Valentine
                                                SVP and Chief Financial Officer,
                                                Risk Management

                                INDEX TO EXHIBITS


No.                  Description
---                  -----------

99.1 Letter to shareholders, dated August 17, 2001, posted on Cardinal Financial Corporation's web site.